Exhibit 10.1
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17
C.F.R. SECTIONS 200-.80(B)(4), 20083 AND 230.406
AMENDMENT NO. 6
TO
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
BETWEEN
CRICKET COMMUNICATIONS, INC.
AND
NORTEL NETWORKS INC.
This Amendment No. 6 (this “Amendment”) is made effective as of the date last signed below (the “Amendment No. 6 Effective Date”), by and between Cricket Communications, Inc., a Delaware corporation (the “Owner”), and Nortel Networks Inc., a Delaware corporation (the “Vendor”).
WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor’s Products and Services, as amended by (i) Amendment No. 1, dated effective February 7, 2003; (ii) Amendment No. 2, dated effective December 22, 2004; (iii) Vendor’s letter to Amir Rajwany regarding “Customer Acknowledgment and Approval of Project” dated March 4, 2005 and executed by Owner on March 9, 2005; (iv) Amendment No. 3, dated effective October 11, 2005; (v) Amendment No. 4, dated effective December 22, 2005; and (v) Amendment No. 5, dated effective May 22, 2006 (together, the “Contract”); and,
WHEREAS, Owner and Vendor now wish to, among other things, provide for a certain *** offer for the *** region as described below.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:
1.	Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2.	Add a new Section 11.0 ( *** Offer) to Attachment 1 to Amendment No. 3 (as amended by Amendment No. 5) as follows:

“11.0 *** Offer.

***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

3.	Except as specifically modified by Amendment No. 6, the Contract in all other respects shall continue in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.		NORTEL NETWORKS INC.

By:	/s/ John Saboe	By:	/s/ Lance Levin

Name:	John Saboe	Name:	Lance Levin

	(Type/Print)		(Type/Print)

Title:	VP Engineering	Title:	Counsel, North America

Date:	8-31-06	Date:	August 31. 2006

Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009
OCD #27067
Nortel Confidential and Proprietary Information